Exhibit 23.2
                                     Consent of PricewaterhouseCoopers LLP.




                     Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 18, 2003, relating to the financial statements of Marathon Ashland Petroleum LLC, which appears in Ashland Inc.'s Annual Report on Form 10-K/A Amendment No. 1 for the fiscal year ended September 30, 2002.



/s/ PricewaterhouseCoopers LLP

Houston, Texas
May 20, 2003